UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2009

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2009, the Company filed a current report on Form 8-K disclosing the Company’s acquisition of all of the issued and outstanding shares of Radius – ED Limited. This Amendment No. 1 to that report amends Item 9.01—Financial Statements and Exhibits, to add the historical financial statements of Radius – ED Limited and the pro forma financial information required by Item 9.01.

EXPLANATORY NOTE

The information provided in Exhibit 99.01 is furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired. Filed herewith beginning at page F-1 are the audited consolidated financial statements of Radius-ED Limited for the years ended December 31, 2007 and 2008, and the unaudited financial statements of Radius – ED Limited for the quarter ended September 30, 2009.

(b)	Pro Forma Information. Filed herewith are the following:

Unaudited pro-forma condensed balance sheet of Intelligent

Communication Enterprise Corporation as at December 31, 2008	F-31

Unaudited pro-forma condensed statement of operations for the year

ended December 31, 2008	F-32

Notes to the unaudited pro-forma condensed consolidated balance

sheet and unaudited pro-forma condensed statement of operations	F-33

Unaudited pro-forma condensed balance sheet of Intelligent

Communication Enterprise Corporation as at September 30, 2009	F-35

Unaudited pro-forma condensed statement of operations for the

nine-months ended September 30, 2009	F-36

Notes to the unaudited pro-forma condensed consolidated balance

sheet and unaudited pro-forma condensed statement of operations	F-37

(c)	Shell Company Transactions. Not applicable.

2

(d)	Exhibits. The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

2	Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession
2.01	Stock Purchase Agreement between Mobiclear Inc. and Whitefields Capital Limited entered November 12, 2009	Incorporated by reference from the Current Report on Form 8-K filed November 17, 2009

10	Material Contracts
10.24	Convertible Promissory Note dated November 12, 2009	Incorporated by reference from the Current Report on Form 8-K filed November 17, 2009

99	Miscellaneous
99.01	Press release dated November 16, 2009	Incorporated by reference from the Current Report on Form 8-K filed November 17, 2009

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION
Registrant

Date: January 22, 2010	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

3

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

RADIUS-ED LIMITED

AND ITS SUBSIDIARY COMPANIES

(Incorporated in Cayman Island)

ANNUAL REPORT & FINANCIAL STATEMENTS

FOR THE YEAR ENDED

31ST DECEMBER 2008

INDEX

Page

Corporate Information	2

Directors' Statutory Report	3 - 6

Statement by Directors and Statutory Declaration	7

Report of the Auditors to the Members	8 - 10

Balance Sheet	11

Income Statement	12

Statement of Changes in Equity	13 - 14

Cash Flow Statement	15 - 16

Notes to the Financial Statements	17 - 26

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

CORPORATE INFORMATION

BOARD OF DIRECTORS

Bruno Sorrentino

Goh Wan Nee

SECRETARIES

Ng Siew Tin (f)

Ng Geok Lan (f)

AUDITORS

Inpana & Associates

(AF 0413)

568-9-21, 9th Floor,

Kompleks Mutiara,

3-1/2 Mile, Jalan Ipoh,

51200 Kuala Lumpur.

Tel : 03 – 6250 1615

Fax : 03 – 6257 0869

REGISTERED OFFICE

50 Raffles Place #34-04/05

Singapore Land Tower

Singapore 048623

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

DIRECTORS' STATUTORY REPORT

The Directors hereby submit their annual report together with the audited financial statements of the Group and of the Company for the year ended 31st December 2007.

PRINCIPAL ACTIVITIES

The principal activities of the Group and of the Company is to carry on the business of telecommunication services, data communication, data networking, data processing and transferring and related business and services.

RESULTS OF OPERATIONS

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM

(Loss)/Profit after Taxation	(3 354 898)	623 239	(1 980 593)	521 197

DIVIDENDS

There were no dividends paid or declared by the company since the end of the previous financial year.

RESERVES AND PROVISIONS

There were no material transfers to or from reserves or provisions during the financial year other than as disclosed in the statement of changes in equity.

BAD AND DOUBTFUL DEBTS

Before the income statement and balance sheet were made out, the directors took reasonable steps to ascertain that action had been taken in relation to the writing off of bad debts and the making of provisions for doubtful debts, and satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts.

At the date of this report, the directors are not aware of any circumstances that would render the amount written off as bad debts or provided for as doubtful debts in the financial statements of the Group and of the Company inadequate to any substantial extent.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

CURRENT ASSETS

Before the income statement and balance sheet of the Group and of the Company were made out, the directors took reasonable steps to ensure that any current assets which were unlikely to be realised in the ordinary course including their values as shown in the accounting records of the Group and of the Company have been written down to an amount which they might be expected so to realise.

At the date of this report, the directors are not aware of any circumstances which would render the values attributed to the current assets in the financial statements of the Group and of the Company misleading.

VALUATION METHODS

At the date of this report, the directors are not aware of any circumstances which have arisen which render adherence to the existing method of valuation of assets or liabilities of the Group and of the Company misleading or inappropriate.

CONTINGENT AND OTHER LIABILITIES

At the date of this report, there does not exist:

a)  Any charge on the assets of the Group and of the Company that has arisen since the end of the financial year which secures the liabilities of any other person, or

b)  Any contingent liability in respect of the Group and of the Company that has arisen since the end of the financial year.

No contingent liability or other liability has become enforceable or is likely to become enforceable within the period of twelve months after the end of the year which, in the opinion of the directors, will or may substantially affect the ability of the Group and of the Company to meet its obligation when they fall due.

CHANGE OF CIRCUMSTANCES

At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements of the Group and of the Company which would render any amount stated in the financial statements misleading.

ITEMS OF AN UNUSUAL NATURE

The results of the operations of the Group and of the Company during the financial year were not, in the opinion of the directors, substantially affected by any item, transaction or event of a material and unusual nature.

There has not arisen in the interval between the end of the financial year and the date of this report any item, transaction or event of a material and unusual nature likely, in the opinion of the directors, to affect substantially the results of the operations of the Group and of the Company for the financial year in which this report is made.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

SHARE OPTIONS

No options have been granted by the Group and the Company to any parties during the financial year to take up unissued share of the Group and of the Company.

No shares have been issued during the year by virtue of the exercise of any options to take up unissued shares of the Company. As at the end of the financial year, there were no unissued shares of the Group and of the Company under option.

DIRECTORS' OF THE COMPANY

The directors who held office during the year since the date of the last report and their interest in the shares of the Company during the financial year are as follows :-

	Number of Shares
	of RM 3.50/= each
	At 01/01/2008	Bought	Sold	At 31/12/2008

Bruno Sorrentino	1 000	-	-	1 000

Goh Wan Nee	800	-	-	800

DIRECTORS' BENEFIT

No director has received or become entitled to receive any benefit (other than the benefit disclosed as directors’ remuneration) by reason of a contract made by the Company or a related corporation with the director or with a firm of which the director is a member or with a company in which the director has a substantial financial interest.

Neither during nor at the end of financial year, was the Company a party to any arrangements whose object of enabling the directors of the Company to acquire any benefit by means of the acquisition of shares in or debentures of the Company and of the Group or any other body corporate.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

AUDITORS

The auditors, INPANA & ASSOCIATES, have given their consent to accept the nomination for appointment as auditors of the Company for the ensuing year.

Board of Directors,

/s/ BRUNO SORRENTINO                                                  /s/ GOH WAN NEE

BRUNO SORRENTINO	GOH WAN NEE

DATED: 14 OCT 2009

KUALA LUMPUR

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

STATEMENT BY DIRECTORS PURSUANT TO SECTION 169(15) OF THE COMPANIES ACT, 1965

We, BRUNO SORRENTINO and GOH WAN NEE, being the directors of RADIUS-ED LIMITED do hereby state on behalf of the directors that in our opinion, the financial statements, cash flow statement substantially of the Group and of the Company and accompanying notes on pages 11 to 26 are drawn up in accordance with the provisions of the Companies Act, 1965 and applicable MASB Approved Accounting Standards for Private Entities in Malaysia so as to give a true and fair view of the state of affairs of the Group and of the Company as at 31st DECEMBER 2008 and of the results of the operations and of the cash flows of the Group and of the Company for the financial year ended on that date.

Dated at KUALA LUMPUR this 14 OCT 2009

Signed in accordance with a resolution

of the Directors of the Board

 /s/ BRUNO SORRENTINO                                                  /s/ GOH WAN NEE

BRUNO SORRENTINO	GOH WAN NEE
(DIRECTOR)	(DIRECTOR)

STATUTORY DECLARATION PURSUANT TO SECTION 169(16) OF THE COMPANIES ACT, 1965

I, BRUNO SORRENTINO being the Director primarily responsible for the accounting records and financial management of RADIUS-ED LIMITEDdo solemnly and sincerely declare that the financial statements, cash flow statement of the Group and of the Company and accompanying notes on pages 11 to 26 are to the best of my knowledge and belief correct, and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declaration Act, 1960.

Subscribed and solemnly declared by

BRUNO SORRENTINO

At KUALA LUMPUR

This 14 OCT 2009

Before me, /s/ CHANG KEM SOO W506

                   PESURAHJAY SUMPAH, MALAYSIA

/s/ Bruno Sorrentino Bruno Sorrentino
(DIRECTOR)
COMMISSIONER FOR OATHS No. 568-1-25, Kompleks Mutiara, 3 1/2 Miles, Jalan Ipoh 51200 Kuala Lumpur

568-9-21, 9th Floor,
3 1/2 Mile, Jalan Ipoh,
51200 Kuala Lumpur.
Tel: 603-6250 1615
	INPANA & ASSOCIATES	Fas: 603-6257 0869
Seelan S. Chelliah	Chartered Accountants	seelan@inpanas.com
C.A. (M). F.C.A. (eng & Wales), C.P.A. (M) F.T.LL	AF 0413	inpana@streamyx.com

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF

RADIUS-ED LIMITED

Company No. CR- 136247

(Incorporated in Cayman Islands)

We have audited the financial statements of RADIUS-ED LIMITED, which comprise the balance sheets as at 31st DECEMBER 2008 of the Group and the Company, and the income statements, statements of changes in equity and cash flow statements of the Group and the Company for the year then ended, and a summary of significant accounting policies and the explanatory notes, as set out on pages 11 to 26.

The directors of the Company are responsible for the preparation and fair presentation of these financial statements in accordance with applicable MASB Approved Accounting Standards for Private Entities and the Companies Act, 1965 in Malaysia. This responsibility includes:-

(i)

designing, implementing and maintaining internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; and

(ii)	selecting and applying appropriate accounting policies; and
(iii)	making accounting estimates that are reasonable in the circumstances.

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with approved standards on auditing in Malaysia. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal controls relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls. An audit also includes evaluating the appropriateness of accounting policies adopted and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial statements.

A Member of the Malaysian Institute of Accounts

www.inpanas.com

Estd. 1980

568-9-21, 9th Floor,
3 1/2 Mile, Jalan Ipoh,
51200 Kuala Lumpur.
Tel: 603-6250 1615
	INPANA & ASSOCIATES	Fas: 603-6257 0869
Seelan S. Chelliah	Chartered Accountants	seelan@inpanas.com
C.A. (M). F.C.A. (eng & Wales), C.P.A. (M) F.T.LL	AF 0413	inpana@streamyx.com

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF

RADIUS-ED LIMITED

Company No. CR- 136247

(Incorporated in Cayman Islands)

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for audit opinion.

In our opinion, the financial statements have been properly drawn up in accordance with applicable MASB Approved Accounting Standards for Private Entities and the Companies Act, 1965 in Malaysia so as to give true and fair view of the financial position of the Group and the Company as of 31st DECEMBER 2008 and of its financial performance and cash flows for the year then ended.

Without qualifying our opinion, we wish to draw attention to Note 15 in the notes to the financial statements. The financial statements of the Group and the Company have been prepared in accordance with accounting principles applicable to a going concern, whereas the Group and the Company has sustained losses from operations in excess of its share capital as set out in the Balance Sheet. The future of the Group and of the Company as a going concern depends upon its ability to operate profitably and the continued availability of financing especially from its Directors and shareholders.

Report on Other Legal and Regulatory Requirements:-

In accordance with the requirements of the Companies Act, 1965 in Malaysia, we also report the following :-

(a)

In our opinion the accounting and other records and the registers required by the Act to be kept by the Company and its subsidiaries have been properly kept in accordance with the provisions of the Act.

(b)	We have considered the financial statements of the subsidiary of which we have not acted as auditors, which is indicated in Note 6 to the financial statements.

A Member of the Malaysian Institute of Accounts

www.inpanas.com

Estd. 1980

568-9-21, 9th Floor,
3 1/2 Mile, Jalan Ipoh,
51200 Kuala Lumpur.
Tel: 603-6250 1615
	INPANA & ASSOCIATES	Fas: 603-6257 0869
Seelan S. Chelliah	Chartered Accountants	seelan@inpanas.com
C.A. (M). F.C.A. (eng & Wales), C.P.A. (M) F.T.LL	AF 0413	inpana@streamyx.com

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF

RADIUS-ED LIMITED

Company No. CR- 136247

(Incorporated in Cayman Islands)

(c)

We are satisfied that the financial statements of the subsidiary Companies that have been consolidated with the Company’s financial statements in form and content appropriate and proper for the purposes of the preparation of the financial statements of the Group and we have received satisfactory information and explanation required by us for those purposes.

(d)

The auditor’s report on the financial statements of the subsidiaries were not subject to any qualification material to the consolidated financial statements and did not include any comment required to be made under Section 174 (3) of the Act.

Other Matters

This report is made solely to the members of the Company, as a body, in accordance with Section 174 of the Companies Act, 1965 in Malaysia and for no other purpose. We do not assume responsibility to any other person for the content of this report.

  /s/ SEELAN S. CHELLIAH                                                 /s/

SEELAN S. CHELLIAH	INPANA & ASSOCIATES
CA.(M),F.C.A.(ENG & WALES), C.P.A., F.T.I.I.	(FIRM NO : AF 0413)
Approval No: 815/04/10 (J)	CHARTERED ACCOUNTANTS (MALAYSIA)

DATED: 14 OCT 2009

KUALA LUMPUR

A Member of the Malaysian Institute of Accounts

www.inpanas.com

Estd. 1980

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

BALANCE SHEET AS AT 31ST DECEMBER 2008
	Note	GROUP		COMPANY
		2008	2007	2008	2007
		RM	RM	RM	RM
NON - CURRENT ASSETS
Property, Plant and Equipment	4	3 510 922	3 212 472	-	-
Development Cost	5	-	2 324 344	-	-
Investment in Subsidiaries	6	-	-	1 387 999	1 387 999
		-------------	-------------	-------------	-------------
		3 510 922	5 536 816	1 387 999	1 387 999
		-------------	-------------	-------------	-------------
Current Assets
Trade Receivables		4 155 349	1 642 670	3 033 115	1 388 300
Other Receivables & Deposit		258 294	674 134	41 528	34 270
Payment by Supplier		-	71 353	-	-
Purchase in Advance		583 319	-	583 319	-
Amount Due by Subsidiary Company	7	-	-	1 686 040	654 286
Amount due from a Director	8	107 234	-	107 234	-
Fixed deposit with licensed bank		663 320	663 320	663 320	663 320
Cash & Bank Balances		1 698 252	6 049 424	497 292	4 257 021
Tax recoverable		54 000	54 000	-	-
		-------------	-------------	-------------	-------------
		7 519 768	9 154 901	6 611 848	6 997 197
		-------------	-------------	-------------	-------------
Less: Current Liabilities
Trade Payables		4 901 968	4 438 414	1 704 133	1 711 169
Other Payables & Accruals		3 741 654	4 621 212	3 369 817	500 504
Prepayment from Customer		537 773	327 113	516 679	258 381
Deposit Received		-	-	-	-
Amount Due to Subsidiary Company	7	-	-	-	3 234 197
Taxation		-	101 639	-	-
		-------------	-------------	-------------	-------------
		9 181 395	9 488 378	5 590 629	5 704 251
		-------------	-------------	-------------	-------------

Net Current (Liabilities)/Assets		(1 661 627)	(333 477)	1 021 219	1 292 946

		-------------	-------------	-------------	-------------
		1 849 295	5 203 339	2 409 218	2 680 945
		========	========	========	========

Financed By:
Share Capital	9	35 000	35 000	35 000	35 000
(Accumulated Losses)/Retained Profit		(698 550)	2 656 348	1 176 303	1 448 030
Other Reserves	10	2 512 845	2 511 991	1 197 915	1 197 915
		-------------	-------------	-------------	-------------
		1 849 295	5 203 339	2 409 218	2 680 945
		========	========	========	========

The accompanying notes form an integral part of these financial statements.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

INCOME STATEMENT FOR THE YEAR ENDED 31st DECEMBER 2008
		GROUP		COMPANY
	NOTE	2008	2007	2008	2007
		RM	RM	RM	RM

Revenue		25 977 086	16 692 676	19 940 965	14 024 319

Cost Of Sales		(18 892 875)	(9 727 436)	(18 544 331)	(10 907 112)
		---------------	--------------	---------------	---------------

Gross Profit		7 084 211	6 965 240	1 396 634	3 117 207

Other Operating Income		148 185	65 698	51 131	63 540

Administrative Costs		(8 777 012)	(6 021 988)	(3 428 358)	(2 654 646)

Investment In Subsidiary Written Off		-	-	-	(4 904)

Selling & Marketing Costs		(1 810 093)	(238 172)	-	-
		---------------	--------------	---------------	---------------

(Loss)/Profit Before Taxation	11	(3 354 709)	770 778	(1 980 593)	521 197

Taxation	12	(189)	(147 539)	-	-

		---------------	--------------	---------------	---------------
(Loss)/Profit After Taxation		(3 354 898)	623 239	(1 980 593)	521 197
		=========	========	=========	=========

The accompanying notes form an integral part of these financial statements.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

STATEMENT OF CHANGES IN EQUITY FOR THE YEAR 31st DECEMBER 2008

GROUP						Foreign
	NOTE	Share	Retained	Revaluation	Reserve on	Currency
		Capital	Profit	Reserve	Consolidation	Translation	Total
		RM	RM	RM	RM	RM	RM

As at 1st January 2007		380	2 215 348	1 197 620	1 215 534	(8 415)	4 620 467
		----------	---------------	-------------	-------------	----------	---------------

Issuance of Share Capital		34 620	-	-	-	-	34 620

Profit After Taxation		-	623 239	-	-	-	-

Prior Year Adjustments	13	-	(509 249)	-	-	-	(509 249)

Revaluation Reserve		-	-	295	-	-	295

Write Off of Subsidiaries		-	327 010	-	107 971	-	434 981

Foreign Currency Translation		-	-	-	-	(1 014)	-

		----------	---------------	-------------	-------------	----------	---------------
As at 31st December 2007		35 000	2 656 348	1 197 915	1 323 505	(9 429)	5 203 339

Loss After Taxation		-	(3 334 898)	-	-	-	(3 354 898)

Foreign Currency Translation		-	-	-	-	854	854
		----------	---------------	-------------	-------------	----------	---------------
		35 000	(698 550)	1 197 915	1 323 503	(8 575)	1 849 295
		======	=========	========	========	======	=========

The accompanying notes form an integral part of these financial statements.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

STATEMENT OF CHANGES IN EQUITY FOR THE YEAR 31st DECEMBER 2008 (CONT’D)

COMPANY
	NOTE	Share	Retained	Revaluation
		Capital	Profit	Reserve	Total
		RM	RM	RM	RM

As at 1st January 2007		380	1 524 297	1 197 620	2 722 297

Issuance of share capital		34 620	-	-	34 620

Profit After Taxation		-	521 197	-	521 197

Prior Year Adjustments	13	-	(597 464)	-	(597 464)

Revaluation Reserve		-	-	295	295

		--------	------------	------------	-------------
As at 31st December 2007		35 000	1 448 030	1 197 915	2 680 945

Loss for the year		-	(1 980 593)	-	(1 980 593)

Prior Year Adjustments	13	-	1 708 866	-	1 708 866

		--------	------------	------------	-------------
As at 31st December 2008		35 000	1 176 303	1 197 915	2 409 218
		=====	=======	=======	========

The accompanying notes form an integral part of these financial statements.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

CASH FLOW STATEMENT FOR THE YEAR ENDED 31st DECEMBER 2008

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM

Cash Flow From Operating Activities

(Loss)/Profit Before Taxation	(3 354 709)	770 778	(1 980 593)	521 197

Adjustment for :-

Prior year adjustment	-	(509 249)	1 708 866	(597 464)
Loss on Disposal of Property, plant and equipment	-	1 167	-	-
Depreciation of property, plant and equipment	1 497 892	1 090 218	-	-
	--------------	-----------	-------------	------------
Operating (Loss)/Profit Before Working Capital	(1 856 817)	1 352 914	(271 727)	(76 267)

Changes In Working Capital

Trade Receivables	(2 512 679)	(633 239)	(1 644 815)	(557 580)
Other Receivables & Deposits	415 840	(388 840)	(7 258)	(32 782)
Payment by Supplier	71 353	(56 834)	-	-
Purchase in advance	(583 319)	-	(583 319)	-
Amount Due from Subsidiary Company	-	-	(1 031 754)	(515 320)
Amount Due from a Director	(107 234)	-	(107 234)	-
Trade Payables	463 554	3 760 584	(7 066)	1 680 582
Other Payables & Accruals	(879 558)	3 315 806	2 869 313	402 416
Deposit received	-	(22 000)	-	-
Payment from Customer	210 660	(272 824)	258 298	(322 965)
Amount Due to Subsidiary Company	-	-	(3 234 197)	3 234 197
	--------------	-----------	-------------	------------
Cash Flow(Used In)/Generated From Operating Activities	(4 788 200)	7 055 567	(3 759 729)	3 812 281

Tax Refund	-	15 421	-	-
Tax Paid	(101 828)	-	-	-
	--------------	-----------	-------------	------------
Net Cash (Used In)/Generated From Operating Activities	(4 880 028)	7 070 988	(3 759 729)	3 812 281

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

CASH FLOW STATEMENT FOR THE YEAR ENDED 31st DECEMBER 2008 (CONT’D)

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM

Balance brought forward	(4 880 028)	7 070 988	(3 759 729)	3 812 281

Cash Flow From Investing Activities

Foreign Currency Translation	628	(1 014)	-	-
Subsidiary Written Off-Reserve on Consolidation	-	434 981	-	-
Proceeds from sale of plant & equipment	-	350	-	-
Increase in share capital	-	34 915	-	34 915
Investment in Subsidiary Written Off	-	-	-	4 904
Purchase of Property, Plant & Equipment	(1 796 116)	(942 950)	-	-
Development Cost	2 324 344	(946 190)	-	470 444
Reserves	-	51	-	-
	-------------	-------------	-------------	-----------
Net Cash Inflow/(Outflow)From Investing Activities	528 856	(1 419 857)	-	510 263
	-------------	-------------	-------------	-----------

Net Increase/(Decrease) In Cash & Cash Equivalents	(4 351 172)	5 651 131	(3 759 729)	4 322 544

Cash & Cash Equivalents Brought Forward	6 712 744	1 061 613	4 920 341	597 797

	-------------	-------------	-------------	-----------
Cash & Cash Equivalents Carried Forward (Note 14)	2 361 572	6 712 744	1 160 612	4 920 341
	========	========	========	=======

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

NOTES TO THE FINANCIAL STATEMENTS

1.	GENERAL INFORMATION

The principal activities of the Group and of the Company is to carry on the business of telecommunication services, data communication, data networking, data processing and transferring and related business and services.

The Company has a branch in Philippines. The branch is a Representative Office of the Company, and was registered with Securities and Exchange Commission (SEC) and the Bureau of Internal Revenue (BIR) on July 17, 2007 and July 19, 2007 respectively to act as a liaison office between the Head Office and its customers in the Philippines.

2.	BASIS OF PREPARATION

The financial statements have been prepared in accordance with applicable MASB Approved Accounting Standards for Private Entities and the provisions of the Companies Act, 1965 in Malaysia.

3.	SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of Accounting

The financial statements of the Group and of the Company have been prepared under the historical cost convention.

b)	Basis of Consolidation

The consolidated financial statements include the financial statements of the Company and all its subsidiaries and branch. Subsidiaries are those companies in which the Group has a long term equity interest and where it has power to exercise control over the financial and operating policies so as to obtain benefits there from.

Subsidiaries are consolidated using the acquisition method of accounting. Under the acquisition method of accounting, the result of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate. The assets and liabilities of a subsidiary are measured at their fair values at the date of acquisition and these values are reflected in the consolidated balance sheet. The difference between the cost of an acquisition and the fair value of the Group’s share of the net assets of the acquired subsidiary at the date of acquisition is included in the consolidated balance sheet as goodwill or negative goodwill arising on consolidation.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

b)            Basis of Consolidation (Cont’d)

Intragroup transactions, balance and resulting unrealised gains are eliminated on consolidation and the consolidated financial statements reflect external transactions only. Unrealised losses are eliminated on consolidation unless costs cannot be recovered.

The gain or loss on disposal of a subsidiary company is the difference between net disposal proceeds and the Group’s share of its net assets together with any unamortised balance of goodwill and exchange differences which were not previously recognised in the consolidated income statement.

Minority interest is measured at the minorities’ share of the post acquisition fair values of the identifiable assets and liabilities of the acquire.

c)	Investment in Subsidiary

The Company’s investments in subsidiaries are stated at cost impairment losses. The policy for the recognition and measurement of impairment losses is in accordance with note 3 (i).

On disposal of such investment, the difference between net disposal proceeds and their carrying amount is charged or credited to the income statement.

d)	Property, Plant and Equipment and Depreciation

Property, Plant and Equipment are stated at cost less accumulated depreciation. Provision for depreciation is calculated on a straight line basis to write off the cost or valuation of each asset to their residual values over their estimated useful lives. The principal annual depreciation rates are :-

Subsidiaries

Furniture & fittings	15%
Office Equipment	20%
Signboard	10%
Computers & Printers	20% - 33.33%
Renovation	15%
Computer Software	20% - 33.33%
Electrical Fittings	15%
Air-Conditioner	15%
Motor Vehicle	20%

Branch

Office Equipment	5 years
Furniture & Fixtures	6.66 – 10 years
Leasehold Improvements	6.66 years

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

e)            Trade and Other Receivables

Trade and other receivables are carried at anticipated realisable value. Bad debts are written off in the year in which they are identified. Specific provisions are made for debts which have been identified as bad or doubtful based on review of all specific outstanding amounts at the year end cost which are the fair values of the considerations to be paid in the future for goods and services received.

f)	Trade and Other Payables

Trade and other payables are stated at cost which are the fair values of the considerations to be paid in the future for goods and services receive, whether or not billed to Group or the Company.

g)	Provisions for Liabilities

Provisions for Liabilities are recognised when the Group has a present obligation as a result of a past event and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount can be made. Provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate. Where the effect of the time value of money is material, the amount of provision is the present value of the expenditure expected to be required to settle the obligation. Where in indication of impairment exist, the carrying amount of investment is assessed and written down immediately to its recoverable amount. On disposal of investment, the difference between net disposal proceeds and its carrying amount is taken to the income statement.

h)	Foreign Currencies

Foreign currency monetary items at balance sheet date are translated at the rate ruling at the date of the balance sheet and transactions in foreign currencies are recorded in Malaysian Ringgit at the rates of exchange ruling at the date of the transactions. Exchange differences arising there from are charged or credited to the income statement.

For consolidation purposes, the assets and liabilities of foreign entity are translated into Ringgit Malaysia at rates of exchange ruling at balance sheet date. Income statement items are translated at average exchange rates for the financial year. Exchange differences arising from the restatement at the year and rates of the opening net investment are dealt with through reserves.

	2008	2007
	RM	RM

1	2.407	2.294
1 United States Dollar	3.464	3.307
1 Hong Kong Dollar	0.447	0.424
1 Peso	0.073	0.080
	=====	=====

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

i)       Impairment of Assets

At each balance sheet date, the Group reviews the carrying amounts of its assets, other than inventories to determine whether there is any indication that those assets have suffered an impairment loss. If any such indications exist, impairment is measured by comparing the carrying values of the assets of their recoverable amounts. Recoverable amount is the higher of net selling price and value in use, which is measured by reference to discounted future cash flows. Recoverable amounts are estimate for individual assets or, if it is not possible, for the cash-generating unit to which the assets belongs.

An impairment loss is charged to the income statement immediately, unless the asset is carried at revalued amount. Any impairment loss of a revalued asset is treated as a revaluation decrease to the extent of any available previously recognised revaluation surplus for the same assets.

Reversal of impairment losses recognised in prior year is recorded when there is an indication that the impairment losses recognised for the assets no longer exist or have decreased. The reversal is recognised to the extent of the carrying amount of the assets that would have been determined (net of amortisation and depreciation) had no impairment loss been recognised. The reversal is recognised in the income statement immediately.

j)	Financial Instruments

Financial instruments carried on the balance sheet include cash and bank balance, investments, receivables, payables, and borrowings. The particular recognised methods adopted are disclosed in the individual accounting policy statements associated with each item.

Financial statements are classified as liabilities or equity in accordance with the substance of the contractual arrangement. Interest, dividends, gains and losses relating to a financial instrument classified as liability are reported as expense or income. Financial instruments are offset when the Group has a legally enforceable right to set off the recognised amounts and intends either to settle on a net basis, or to realise the assets and settle the liability simultaneously.

k)	Cash and Cash Equivalents

Cash and cash equivalents comprise cash in hand and bank balances including deposits with licensed financial institutions.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

l)             Financial Risk Management Objectives and Policies

The Company’s activities expose it to a variety of financial risk, including credit and liquidity risk. The Board reviews and agrees policies for managing each of these risks and they summarized as follows :-

i)	Credit Risk

Credit risk, or the risk of counterparties defaulting, is controlled by the application of credit approvals, limits and monitoring procedures. Credit risk are minimised and monitored via strictly limiting the Company’s associates to business partners with high creditworthiness. Trade receivables are monitored on an ongoing basis via the Company’s management reporting procedures.

ii)	Liquidity Risk

The Company actively manages its debts maturity profiles, operating cash flows and availability of funding so as to ensure that all financing, repayment and funding needs are met. As part of its overall prudent liquidity management, the Company maintains sufficient levels of cash and bank balances to meet its working capital requirements.

iii)	Fair Values

The carrying amounts of the Company’s financial assets and liabilities as at balance sheet date approximate their fair values.

4.	PROPERTY, PLANT & EQUIPMENT

GROUP

Exchange
	As at	Additions /	Differences on	As at
Cost	01/01/08	Reclassification	Consolidation	31/12/08

Air-Conditioner	25 750	-	-	25 750
Computer Software (Site)	5 111 246	1 717 430	-	6 828 676
Computer & Printers (Office)	748 663	57 426	-	806 089
Electrical Fittings	52 962	-	-	52 962
Furniture & Fittings	142 174	1 640	(802)	143 012
Leasehold Improvements	6 090	-	-	6 090
Office Equipment	46 660	18 120	(533)	64 247
Office Renovation	143 629	1 500	(131)	144 998
Signboard	2 615	-	-	2 615
Motor Vehicle	185 000	-	-	185 000
	------------	------------	---------	------------
	6 464 789	1 796 116	(1 466)	8 259 439
	========	========	======	========

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

4.       PROPERTY, PLANT & EQUIPMENT (CONT’D)

				Differences
ACCUMULATED	As at	Charge for		On	As at
DEPRECIATION	01/01/08	the year	Adjustments	Consolidation	31/12/08

Air-Conditioner	19 047	3 863	-	-	22 910
Computer Software (Site)	2 395 912	1 288 099	-	-	3 684 011
Computer & Printers (Office)	551 871	109 889	-	-	661 760
Electrical Fittings	41 698	7 944	-	-	49 642
Furniture & Fittings	100 136	21 314	(1 401)	(218)	119 831
Leasehold Improvements	6 44	834	-	(56)	1 422
Office Equipment	30 508	7 050	-	(17)	37 541
Office Renovation	105 019	21 638	-	-	126 657
Signboard	1 315	261	-	-	1 576
Motor Vehicle	6 167	37 000	-	-	43 167
	-----------	-----------	--------	------	-----------
	3 252 317	1 497 892	(1 401)	(291)	4 748 517
	=======	=======	=====	====	=======

NET BOOK VALUE	2008	2007
	RM	RM

Air-Conditioner	2 840	6 703
Computer Software (Site)	3 144 665	2 715 334
Computer & Printers (Office)	144 329	196 792
Electrical Fittings	3 320	11 264
Furniture & Fittings	23 181	42 038
Leasehold Improvements	4 668	5 446
Office Equipment	26 706	16 152
Office Renovation	18 341	38 610
Signboard	1 039	1 300
Motor Vehicle	141 833	178 833
	---------------	---------------
	3 510 922	3 212 472
	=========	=========

Included in depreciation of property, plant and equipment is RM2,567 (2008: RM3,336) depreciation of property, plant and equipment of Philippine Branch which is reflected in the Principal Account and not in Income Statement.

5.	DEVELOPMENT COST

Development cost consists of direct and related expenses involved in purchasing developing and testing of software. On completion of these softwares it will be either transferred to Property, Plant and Equipment or traded.

The development cost has been fully transferred during the year.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

6.	INVESTMENT IN SUBSIDIARIES

COMPANY
	2008	2007
	RM	RM

Unquoted Shares at Cost	1 387 999	1 387 999
	========	========

Details of the subsidiary companies are as follows:-

	Name of Company	Company of Incorporation	Principal Activities	Equity Interest
				2008	2007

	Radius-Ed Sdn Bhd	Malaysia	Telecommunications Services	100%	100%

*	Radius-Ed USA, INC	New Jersey	Telecommunications Services	100%	100%

*	- Not audited by Inpana & Associates
	- Management account has been used for preparation of consolidated financial statements, as the company is not audited.

7.	AMOUNT DUE BY/ (TO) SUBSIDIARY COMPANY

These represents advances and payments which were interest free, unsecured and with no fixed terms of repayment.

8.	AMOUNT FROM A DIRECTOR

These represents advances and payments which were interest free, unsecured and with no fixed terms of repayment.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

9.       SHARE CAPITAL

	2008	2007
	RM	RM

Authorised:
50 000 Ordinary Shares of RM3.80	190 000	190 000
	======	======
Issued and Fully Paid:
100 Ordinary Shares of RM3.50 each (2007: RM3.50)	35 000	350
Increase during the year:-
99 00 Ordinary shares of RM3.50 each	-	34 650
	----------	----------
	35 000	35 000
	======	======

10.	OTHER RESERVES

GROUP			FOREIGN
	REVALUTION	RESERVE ON	CURRENCY
	RESERVE	CONSOLIDATION	TRANSLATION	TOTAL
	RM	RM	RM	RM

As at 1 January 2007	1 197 620	1 215 534	(8 415)	2 404 739

Revaluation Reserves	295	-	-	295

Disposal of Subsidiary	-	107 971	-	107 971

Foreign Currency Translation	-	-	(1 014)	(1 014)

	-----------	-----------	--------	------------
Balance as at 31st December 2007	1 197 915	1 323 505	(9 429)	2 511 991

Foreign Currency Translation	-	-	854	854

	-----------	-----------	--------	------------
Balance as at 31st December 2008	1 197 915	1 323 505	(8 575)	2 512 845
	=======	=======	=====	=======

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

10.    OTHER RESERVES (CONT'D)

COMPANY			FOREIGN
	REVALUATION	RESERVE ON	CURRENCY
	RESERVE	CONSOLIDATION	TRANSLATION	TOTAL
	RM	RM	RM	RM

As at 1 January 2007	1 197 620	-	-	1 197 620

Revaluation Reserve	295	-	-	295
	------------	------------	------------	------------

As at 31 December 2007	1 197 915	-	-	1 197 915

Revaluation Reserve	-	-	-	-

	------------	------------	------------	------------
As at 31 December 2008	1 197 915	-	-	1 197 195
	========	========	========	========

11.	(LOSS)/PROFIT BEFORE TAXATION

(Loss)/Profit for the year before taxation is stated after charging/(crediting):-

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM
Audit Fee – current year	50 400	50 000	26 400	25 000
– under provision in prior year	1 675	-	1 675	-
Amount due by subsidiary company written off	542 189	-	542 189	-
Amount owing from related company written off	43 466	-	-	-
Depreciation of property, plant and equipment	1 497 892	1 086 882	-	-
Directors Salaries & Bonus	1 623 808	698 496	1 048 054	180 996
Deposit written off	277	-	277	-
Office Rental	280 999	237 470	17 625	4 022
Loss on Disposal of Property, Plant & Equipment	-	1 167	-	-
Loss on Foreign Exchange – realised	45 209	107 390	521	59 773
– unrealised	92 618	-	92 618	-
Lease Rental	125 402	26 650	-	-
Staff Cost	3 136 700	2 130 898	1 099 969	778 330
EPF & Socso	-	190 072	-	-
Other payables waived	(9 998)	-	(9 998)	-
Gain on Foreign exchange - realised	(97 054)	-	-	-
	=======	=======	=======	======

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

12.    TAXATION

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM

Current Year Provision	189	147 539	-	-
	======	======	======	======

13.	PRIOR YEAR ADJUSTMENT

Certain sales and cost of sales were overstated/(understated) in prior year and have been adjusted.

14.	CASH AND CASH EQUIVALENTS

Cash and Cash equivalents consists of fixed deposits, Bank Overdraft, cash in hand and bank.

	GROUP		COMPANY
	2008	2007	2008	2007
	RM	RM	RM	RM

Fixed Deposit with Licensed Bank	663 320	663 320	497 292	663 320
Cash & Bank	1 698 252	6 049 424	663 320	4 257 021
	-----------	-----------	-----------	-----------
	2 361 572	6 712 744	1 160 612	4 920 341
	=======	=======	=======	=======

15.	FUNDAMENTAL ACCOUNTING CONCEPT

The financial statements of the Group and the Company are prepared under the going concern concept as the directors and shareholders have agreed to provide adequate funds for the Group and the Company to meet its liabilities as and when they fall due.

16.	COMPARATIVE FIGURES

Certain comparative figures have been reclassified where necessary to conform with the current year’s presentation.

Company No: CR-136247

Radius-Ed Limited

(Incorporated in Cayman Islands)

DETAILED INCOMW STATEMENT FOR THE YEAR ENDED 31ST DECEMBER 2008

	2008	2007
	RM	RM

RENENUE	19 940 965	14 024 319

LESS: COST OF SALES	(18 544 331)	(10 907 112)

	----------------	----------------
GROSS PROFIT	1 396 634	3 117 207

ADD: OTHER INCOME

Bank Interest received	40 697	42 611

Trade Payables Written Off	-	20 929

Other Payables waived	9 998	-

Sundry Income	436	-
	----------------	----------------
	51 131	63 540
	----------------	----------------

LESS: EXPENDITURE

Administrative Expenses (Schedule 1)	(3 428 358)	(2 654 646)

Investment in subsidiary written off	-	(4 904)
	----------------	----------------
	(3 428 358)	(2 659 550)

	----------------	----------------
	(1 980 593)	521 197
(LOSS)/PROFIT FOR THE YEAR	==========	==========

This statement is prepared for management purposes only and does not form part of the audited financial statement of the Company.

Company No: CR-136247 Radius-Ed Limited (Incorporated in Cayman Islands)		(Schedule 1)

	2008	2007
	RM	RM
LESS : ADMINISTRATIVE EXPENSES

Allowance	185 268	195 798
Audit Fee – current year	26 400	25 000
– under provision in prior year	1 675	-
Amount owing by Subsidiary Company written off	542 189	-
Bank Charges	26 955	23 472
Bonus	-	58 876
Casual wages	-	1 379
Deposits written off	277	-
Directors remuneration	1 048 054	180 996
Entertainment	15 324	9 086
Filing Fee	5 164	7 402
Gifts	1 672	-
Legal & Professional Fee	12 670	5 345
Loss on foreign exchange – realised	521	59 773
– unrealised	92 618	-
Medical fee	610	305
Miscellaneous Expenses	171	359
Office Refreshment	201	292
Office Rental	17 625	4 022
Postage & Courier	2 915	1 137
Printing & Stationery	1 147	1 114
Recruitment Charges	2 274	2 346
Salaries & Wages	699 617	716 525
Sales Commission	121 839	93 866
Secretarial & Disbursement	3 376	4 467
Social & Health Benefits	72 555	46 177
Staff Appreciation	2 344	295
Staff Training	11 693	-
Staff Welfare	3 769	1 275
Technical Consultancy Fee	258 266	804 471
Telephone, Fax & Internet	27 694	36 229
Travelling & Accommodation	235 604	372 934
Upkeep of Computer	1 287	910
Upkeep of office	515	-
Upkeep of office equipment	-	87
Utilities	201	-
Work permit and Immigration	5 868	708
	------------	------------
TOTAL EXPENSES	3 428 358	2 654 646
	------------	------------

RADIUS-ED LIMITED
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2009
(unaudited)
2009
RM

NON - CURRENT ASSETS
Property, Plant & Eqt (NBV)	2,402,068
2,402,068

CURRENT ASSETS
Cash & Bank Balances	1,524,427
Deposits at Bank	521,180
Trade Receivable	4,501,392
Deposits & Prepayments	1,347,592
Purchase In Advance	465,740
Amount Due From Director	5,898
Tax Recoverable	54,000
8,420,229

LESS : CURRENT LIABILITIES
Trade Payable	1,322,514
Other Payable & Accruals	6,278,719
Sales In Advance	901,321
Amount Due To Director	843,791
9,346,345

NET CURRENT (LIABILITIES)/ASSETS	(926,116)

1,475,953

FINANCED BY :
Share Capital	35,000
Reserve Arising On Consolidation	1,323,505
Revaluation Reserves	1,197,915
Foreign Currency Translation	(8,466)
Retained Profit/(Loss)	(1,072,001)
1,475,953

RADIUS-ED LIMITED
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(unaudited)

2009
RM

Revenue	23,978,689

Cost Of Sales	(17,674,909)

Gross Profit	6,303,780

Other Income / (Expenses)	29,457

Administrative Expenses	(6,279,646)

Selling & Marketing Cost	(427,043)

Profit / (Loss) For The Month Before Taxation	(373,452)

Taxation	-

Net Profits (Loss) for the Nine Months	(373,452)

Intelligent Communication Enterprise Corporation
(formerly Mobiclear Inc. )
Pro Forma Condensed Consolidated Balance Sheets
as at December 31, 2008
(unaudited)

				Adjust		Adjust
		Historical Radius-ED		to US GAAP		Purchase Accounting		Adjusted Historical	Adjusted Historical	Historical Mobiclear	Pro Forma Adjustments	Pro Forma Consolidated
		RM		RM		RM		RM	USD
Assets

Current assets:
Cash	RM	1,698,252	RM		RM		RM	1,698,252	$487,024	$14,138		$501,162
Other current assets		5,158,196						5,158,196	1,479,265	6,584		1,485,849

		6,856,448						6,856,448	1,966,289	20,722		1,987,011

Property and equipment, net		3,510,922			a	1,830,477		5,341,399	1,531,804	8,521		1,540,325
Restricted cash		663,320						663,320	190,227	-		190,227
Purchased intangibles		-			a	7,321,908		7,321,908	2,099,773	-		2,099,773

Total assets		11,030,690						20,183,075	5,788,091	29,243		$5,817,334

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable and accrued expenses		8,643,622						8,643,622	2,478,813	851,430		3,330,243
Customer advances		537,773						537,773	154,222	-		154,222
Convertible notes payable, net of discounts								-	-	265,108		265,108
Equity line of credit, net of debt discount								-	-	310,294		310,294

		9,181,395						9,181,395	2,633,036	1,426,832		4,059,868

Stockholders' Equity (Deficiency)		1,849,295			a	9,152,385		11,001,680	3,155,056	(1,397,589)		1,757,467

	RM	11,030,690					RM	20,183,075	$5,788,091	$29,243		$5,817,334

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
(formerly Mobiclear Inc.)
Pro-forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2008
(unaudited)							Adjust
		Historical		Adjust to			Purchase		Adjusted	Adjusted	Historical		Pro Forma	Pro Forma
		Radius-ED		US GAAP			Accounting		Historical	Historical	Mobiclear		Adjustments	Consolidated
		RM		RM			RM		RM	USD	USD		USD	USD

Revenue	RM	25,977,086	RM			RM		RM	25,977,086	$7,449,695	$2,500	$		$7,452,195

Cost of Sales		18,892,875							18,892,875	5,418,089	-			5,418,089
		7,084,211							7,084,211	2,031,606	2,500			2,034,106

Expenses:		10,587,105			b		3,050,795		13,637,900	3,911,070	2,576,612			6,487,682
Other income and expenses		(148,185)							(148,185)	(42,496)	247,861			205,365
		10,438,920							13,489,715	3,868,573	2,824,473			6,693,046
Loss from operations		(3,354,709)							(6,405,504)	(1,836,967)	(2,821,973)			(4,658,940)

Equity in loss of affiliate		-							-	-	(13,775)			(13,775)
Income taxes		(189)							(189)	(54)				(54)

Net loss for the year		(3,354,898)							(6,405,693)	(1,837,021)	$(2,835,748)			$(4,672,769)

Loss per share - basic and diluted											$(133.96)			$(0.26)

Weighted average number of shares outstanding											21,169			18,106,275

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation

(formerly Mobiclear Inc.)

Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2008

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008

Notes to Unaudited Pro Forma Consolidated Financial Statements

On November 12, 2009, Intelligent Communication Enterprise Corporation (formerly Mobiclear Inc.) (“Intelligent” or the “Company”) acquired all of the issued and outstanding shares of Radius-ED Limited (“Radius”) from its controlling shareholder, Whitefields Capital Limited (“Whitefields”), in return for 18,085,106 fully paid and non-assessable common shares of the Company with a fair value of $10 million.

Whitefields had previously acquired all of the issued and outstanding shares of Radius for consideration of $3,155,055, which has subsequently been satisfied by Whitefields transferring common shares of the Company to the previous owners of Radius to satisfy amounts owing.

As both the Company and Radius were under the common control of Whitefields the pro forma transaction has been recorded as follows:

Assets acquired	$ 3,688,318
Purchased intangibles	2,099,773
Liabilities assumed	(2,633,036)
Common shares issued	$ 3,155,055

The unaudited pro forma condensed consolidated balance sheet is presented combining Radius’s balance sheet as at December 31, 2008, with Intelligent’s balance sheet as at December 31, 2008. The unaudited pro forma condensed consolidated statement of operations is presented combining Radius’s statement of operations for the year ended December 31, 2008, with Intelligent’s statement of operations for the year ended December 31, 2008, assuming the transaction occurred on January 1, 2008. The outstanding shares and weighted average shares include the issuance of the 18,085,106 common shares issued in conjunction with the transaction.

The unaudited pro forma condensed consolidated financial data and the notes thereto should be read in conjunction with Intelligent’s historical financial statements. The unaudited pro forma condensed consolidated financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is presented combining Radius’s balance sheet as at December 31, 2008, with Intelligent’s balance sheet as at December 31, 2008. The unaudited pro forma condensed consolidated statement of operations is presented combining Radius’s statement of operations for the year ended December 31, 2008, with Intelligent’s statement of operations for the year ended December 31, 2008, assuming the transaction occurred on January 1, 2008.

The outstanding common shares and pro forma net loss per share is computed using the weighted average number of shares outstanding of Intelligent for the period presented, plus the shares to be issued pursuant to the acquisition of Radius.

a.	To record the revalued assets and purchased intangibles related to the acquisition of Radius; and

b.	To record depreciation of software assets and amortization of purchased intangibles.

Intelligent Communication Enterprise Corporation
(formerly Mobiclear Inc.)
Pro Forma Condensed Consolidated Balance Sheets
as at September 30, 2009
(unaudited)
									Adjusted
				Adjust		Adjust		Adjusted	Historical
		Historical Radius-ED		to US GAAP		Purchase Accounting		Historical Radius-ED	Radius-ED	Historical Mobiclear	Pro Forma Adjustments	Pro Forma Consolidated
		RM		RM		RM		RM	USD	USD	USD	USD
Assets

Current assets:

Cash	RM	1,524,427	RM		RM		RM	1,524,427	$437,174	$-		$437,174
Other current assets		6,374,622			c	(1,374,272)		5,000,350	1,433,998	16,854		1,450,852

		7,899,049						6,524,777	1,871,172	16,854		1,888,026

Property and equipment, net		2,402,068			b	2,152,104		4,554,172	1,306,043	3,678		1,309,721
Restricted cash		521,180						521,180	149,464	-		149,464
Purchased intangibles		-			b	8,608,413		8,608,413	2,468,716	-		2,468,716

Total assets		10,822,297						20,208,542	5,795,395	20,532		5,815,927

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable and accrued expenses		7,601,233						7,601,233	2,179,878	390,324		2,570,202
Customer advances		901,321						901,321	258,480	-		258,480
Due to director		843,791			a,b	(139,480)		704,311	201,982	-		201,982
Notes payable and advances		-						-	-	1,306,189		1,306,189

		9,346,345						9,206,865	2,640,340	1,696,513		4,336,853

Stockholders' Equity (Deficiency)		1,475,952			a,b,c	9,525,725		11,001,677	3,155,055	(1,675,981)		1,479,074

	RM	10,822,297					RM	20,208,542	$5,795,395	$20,532		$5,815,927

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
(formerly Mobiclear Inc.)
Pro Forma Condensed Consolidated Statements of Operations
For the nine months ended September 30, 2009
(unaudited)

				Adjust			Adjust
		Historical Radius-ED		to US GAAP			Purchase Accounting		Adjusted Historical	Adjusted Historical	Historical Mobiclear		Pro Forma adjustments	Pro Forma Consolidated
		RM		RM			RM		RM	USD	USD		USD	USD

Revenue	RM	23,978,689	RM			RM		RM	23,978,689	$6,876,596	$-	$		$6,876,596
											-
Cost of Sales		17,674,909							17,674,909	5,068,801				5,068,801
		6,303,780							6,303,780	1,807,795	-			1,807,795

Operating expenses		6,706,689			d		2,690,129		9,396,818	2,694,814	652,624			3,347,438
Other income and expenses		(29,457)							(29,457)	(8,448)	185,553			177,105
		6,677,232							9,367,361	2,686,367	838,177			3,524,544

Net loss for the period		(373,452)							(3,063,581)	(878,572)	$(838,177)			$(1,716,749)

Loss per share - basic and diluted											$(4.10)			$(0.09)

Weighted average number of shares outstanding											204,521			18,289,627

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation

(formerly Mobiclear Inc.)

Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2009

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009

Notes to Unaudited Pro Forma Consolidated Financial Statements

On November 12, 2009, Intelligent Communication Enterprise Corporation (formerly Mobiclear Inc.) (“Intelligent” or the “Company”) acquired all of the issued and outstanding shares of Radius-ED Limited (“Radius”) from its controlling shareholder, Whitefields Capital Limited (“Whitefields”), in return for 18,085,106 fully paid and non-assessable common shares of the Company with a fair value of $10 million.

Whitefields had previously acquired all of the issued and outstanding shares of Radius for consideration of $3,155,055, which has subsequently been satisfied by Whitefields transferring common shares of the Company to the previous owners of Radius to satisfy amounts owing.

As both the Company and Radius were under the common control of Whitefields the pro forma transaction has been recorded as follows:

Assets acquired	$ 3,326,679
Purchased intangibles	2,468,716
Liabilities assumed	(2,640,340)
Common shares issued	$ 3,155,055

The unaudited pro forma condensed consolidated balance sheet is presented combining Radius’s balance sheet as at September 30, 2009, with Intelligent’s balance sheet as at September 30, 2009. The unaudited pro forma condensed consolidated statement of operations is presented combining Radius’s statement of operations for the nine months ended September 30, 2009, with Intelligent’s statement of operations for the nine months ended September 30, 2009, assuming the transaction occurred on January 1, 2009. The outstanding shares and weighted average shares include the issuance of the 18,085,106 common shares issued in conjunction with the transaction.

The unaudited pro forma condensed consolidated financial data and the notes thereto should be read in conjunction with Intelligent’s historical financial statements. The unaudited pro forma condensed consolidated financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is presented combining Radius’s balance sheet as at September 30, 2009, with Intelligent’s balance sheet as at September 30, 2009. The unaudited pro forma condensed consolidated statement of operations is presented combining Radius’s statement of operations for the nine months ended September 30, 2009, with Intelligent’s statement of operations for the nine months ended September 30, 2009, assuming the transaction occurred on January 1, 2009.

The outstanding common shares and pro forma net loss per share is computed using the weighted average number of shares outstanding of Intelligent for the period presented, plus the shares to be issued pursuant to the acquisition of Radius.

a.	To record conversion of shareholder loan to equity of Radius prior to transaction;

b.	To record the revalued assets and purchased intangibles related to the acquisition of Radius;

c.	To adjust assets to realizable value; and

d.	To record depreciation of software assets and amortization of purchased intangibles.